EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Far East Energy Corporation (the Company) for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report) the undersigned, Bruce N. Huff, the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(a) to my knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2006	/s/ Bruce N. Huff
Bruce N. Huff
Chief Financial Officer